Exhibit 99.1

PARCUS MEDICAL, LLC

FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND SEPTEMBER 30, 2019

FOR THE YEAR ENDED DECEMBER 31, 2018

AND PERIOD ENDED SEPTEMBER 30, 2019

PARCUS MEDICAL, LLC

TABLE OF CONTENTS

DECEMBER 31, 2018 AND SEPTEMBER 30, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Members

Parcus Medical, LLC

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Parcus Medical, LLC (the Company) as of September 30, 2019 and December 31, 2018 and the related statements of operations, changes in members' equity, and cash flows for the nine month period ended September 30, 2019 and the year ended December 31, 2018, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of September 30, 2019 and December 31, 2018, and the results of its operations and its cash flows for the nine month period ended September 30, 2019 and the year ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the Board of Directors and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

The Company performed a roll-back of the physical inventory from September 30, 2019 to December 31, 2018 and January 1, 2018 that was challenging and complex and resulted in adjusting entries. In addition, the Company implemented standard costing procedures to value inventory which involved significant judgement. Management was able to provide all the necessary support and substantiate their methodology in order for us to complete our audit.

We have served as the Company's auditor since 2019.

Tampa, Florida

December 11, 2019

Reissued December 18, 2019

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PARCUS MEDICAL, LLC

BALANCE SHEETS

DECEMBER 31, 2018 AND SEPTEMBER 30, 2019

ASSETS
	2018	2019
CURRENT ASSETS
Cash	$334,179	$366,062
Accounts receivable, net of allowance for doubtful accounts of $30,023 and 40,549, respectively	1,535,054	2,133,516
Inventories	3,052,638	3,397,674
Prepaid expenses and other current assets	225,469	143,272
Total current assets	5,147,340	6,040,524

PROPERTY AND EQUIPMENT, NET OF ACCUMULATED DEPRECIATION	839,484	1,284,769

OTHER ASSETS
Deposits	24,176	27,892
Intangibles, net	605,910	204,195
Total other assets	630,086	232,087

	$6,616,910	$7,557,380

LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$820,341	$1,112,835
Accrued expenses	143,268	255,648
Line of credit	564,968	964,968
Current portion of term loans	170,370	192,370
Current portion of capital leases	152,492	272,643
Guaranteed Payments	942,500	942,500
Total current liabilities	2,793,939	3,740,964

LONG-TERM LIABILITIES

Term loans, less current portion	104,487	234,219
Capital leases, less current portion	236,926	540,161
Total long-term liabilities	341,413	774,380

MEMBER EQUITY	3,481,558	3,042,036

	$6,616,910	$7,557,380

See notes to the financial statements.

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PARCUS MEDICAL, LLC

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2018

AND THE PERIOD ENDED SEPTEMBER 30, 2019

	2018	2019

REVENUE	$10,820,442	$9,601,808

COST OF GOODS SOLD	4,086,653	3,985,342

GROSS PROFIT	6,733,789	5,616,466

OPERATING EXPENSES
Research and development	709,865	568,840

Selling, general and administrative	5,710,273	5,399,976

Total operating expenses	6,420,138	5,968,816

INCOME (LOSS) FROM OPERATIONS	313,651	(352,350)

OTHER EXPENSE, NET	85,965	87,172

NET INCOME (LOSS)	$227,686	$(439,522)

See notes to the financial statements.

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PARCUS MEDICAL, LLC

STATEMENTS OF CHANGES IN MEMBERS’ EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2018

AND THE PERIOD ENDED SEPTEMBER 30, 2019

	Member's	Retained	Total Member's
	Equity	Earnings	Equity

BALANCE AT JANUARY 1, 2018	$9,128,500	$(5,874,628)	$3,253,872

Net income	-	227,686	227,686

BALANCE AT DECEMBER 31, 2018	9,128,500	(5,646,942)	3,481,558

Net (loss)	-	(439,522)	(439,522)

BALANCE AT SEPTEMBER 30, 2019	$9,128,500	$(6,086,464)	$3,042,036

See notes to the financial statements.

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PARCUS MEDICAL, LLC

STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2018

AND THE PERIOD ENDED SEPTEMBER 30, 2019

	2018	2019
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$227,686	$(439,522)
Adjustments to reconcile net income (loss) to net cash and cash equivalents provided by (used in) operating activities:
Depreciation and amortization	197,251	185,697
Loss on impairment of patent	-	410,417
(Increase) decrease in:
Accounts receivable	(847,920)	(598,462)
Inventories	540,861	(345,036)
Prepaid expenses and other current assets	(95,392)	82,197
Increase (decrease) in:
Accounts payable	(56,511)	292,494
Accrued expenses	51,836	112,380
Total adjustments	(209,875)	139,687
Net cash provided by (used in) operating activities	17,811	(299,835)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of intangible assets	(11,280)	(44,434)
Purchase of property and equipment	(95,120)	(16,538)
Net cash used in investing activities	(106,400)	(60,972)

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings from line of credit	-	400,000
Payments on capital leases	(116,514)	(159,042)
Payments on term notes	(161,192)	(148,268)
Borrowings from term notes	-	300,000
Payment of member distributions	(200,000)	-
Net cash (used in) provided by financing activities	(477,706)	392,690

NET (DECREASE) INCREASE IN CASH	(566,295)	31,883

CASH AT BEGINNING OF YEAR / PERIOD	900,474	334,179

CASH AT END OF YEAR / PERIOD	$334,179	$366,062

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION AND NONCASH INVESTING AND FINANCING ACTIVITIES
Cash paid during the year / period for interest	$74,321	$81,698
Fixed assets financed through debt	$252,430	$582,428

During 2017, the Company accrued $200,00 for distributions that was declared, which are reflected in the opening retained earnings balance at January 1, 2018.

See notes to the financial statements.

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PARCUS MEDICAL, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2018 AND SEPTEMBER 30, 2019

1.       DESCRIPTION OF BUSINESS

Parcus Medical, LLC (hereinafter referred to as the “Company”) was formed and incorporated in Wisconsin on April 13, 2007. The Company is engaged in the business of manufacturing and sales of medical devices, instruments and supplies. The Company services the orthopedic surgery market throughout the United States and internationally. The corporate headquarters for the Company is located in Sarasota, Florida.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements of the Company are prepared under the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP).

Use of Management Estimates

Management uses estimates and assumptions in preparing these financial statements in accordance with U.S. GAAP. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could vary from the estimates that were used.

Cash and Cash Equivalents

Cash and cash equivalents include all highly liquid investments with maturities of 90 days or less at the time of purchase.

Cash and cash equivalents are maintained at major financial institutions and, at times, balances may exceed federally insured limits of $250,000. The Company has never experienced any losses related to these balances. The Company’s deposits did not exceed federally insured limits at December 31, 2018. At September 30, 2019, the Company had approximately $92,600 in excess of federally insured limits.

Accounts Receivable

Accounts receivable principally consist of amounts due from customers for the sale of medical devices, instruments and supplies. The Company records an allowance for doubtful accounts to allow for any amounts that may not be recoverable, which is based on an analysis of the Company’s prior collection experience, customer creditworthiness, and current economic trends. Based on management’s review of accounts receivables, an allowance for doubtful accounts of approximately $30,000 and $40,500 is considered adequate at December 31, 2018 and September 30, 2019, respectively. Interest is not typically charged on past due receivables. The Company determines receivables to be past due based on the payment terms of original invoices.

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PARCUS MEDICAL, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2018 AND SEPTEMBER 30, 2019

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Inventories

Inventories include merchandise and materials held for resale, work in progress and raw materials. The Company provides reserves for inventory that management believes to be obsolete or slow moving. Based on management’s review of obsolete or slow-moving inventory, no inventory reserve was necessary at December 31, 2018 and September 30, 2019, respectively. Inventories for the Company are stated at the lower of cost, determined on the first in first out method, or net realizable value.

Property and Equipment

Property and equipment are recorded at cost. Depreciation is calculated by the straight-line method over the estimated useful lives of the assets, ranging from 3 to 15 years. Leasehold improvements are amortized over the estimated useful life of the assets or the lease term. Maintenance and repairs are charged to operations when incurred. Betterments and renewals are capitalized. When property and equipment are sold or otherwise disposed of, the asset account and related accumulated depreciation account are relieved, and any gain or loss is included in operations.

Long-Lived Assets

The Company reviews its long-lived assets for impairment in accordance with Accounting Standards Codification Topic 360, Property, Plant, and Equipment (ASC Topic 360), whenever events or changes in circumstances indicate that the carrying amount of its assets may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future undiscounted cash flows expected to be generated by the asset. If such assets are considered impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the asset exceeds the fair value of the asset. At December 31, 2018 the Company determined that its long-lived assets were not impaired. At September 30, 2019 the Company determined that a license was impaired and the Company recognized an impairment loss of approximately $410,400.

Income Taxes

The Company, with the consent of the stockholders, has elected under the Internal Revenue Code to be treated as a partnership. In lieu of corporate income taxes, the stockholders of a partnership are taxed on their proportionate shares of the Company's taxable income. Therefore, no liability or provision for income taxes has been included in these financial statements.

The Company follows ASC Topic 740, Income Taxes. This standard prescribes a recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. There was no material impact on the Company’s financial position or results of operations as a result of the adoption of this standard. The Company has evaluated its tax positions and determined that there are none that need to be recognized as of December 31, 2018 and September 30, 2019.

Revenue Recognition

The Company derives revenues from the sale of surgical equipment used by orthopedic surgeons in procedures to repair shoulder, knee, hip and distal extremities. In order for revenue and related cost of sales to be recognized, there must be persuasive evidence that an arrangement exists, delivery has occurred, the price to the buyer is fixed or determinable, and the collectability of the related receivable is reasonably assured, The Company’s standard terms are FOB shipping point, but a portion of its customers have FOB destination terms. Based on the above criteria, revenue is recognized depending on the specific terms of the arrangement; either at the pint of shipment for those sales under FOB shipping point terms or when it is received by the customer for sales under FOB destination terms. For those transactions that are shipped at or near the end of the reporting period for which the sales terms are FOB destination, the Company confirms receipt of the shipment; and, if delivery has not occurred, then revenue is not recognized.

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PARCUS MEDICAL, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2018 AND SEPTEMBER 30, 2019

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Shipping and Handling Costs

Costs incurred by the Company for shipping and handling are included in cost of sales.

Sales Taxes

Amounts collected on behalf of governmental authorities for sales taxes and other similar taxes are reported on a net basis.

Trade Show Costs

The Company expenses trade show costs as incurred. Trade show expense was approximately $160,700 and $168,300 for the year ended December 31, 2018 and the period ended September 30, 2019, respectively.

Impact of Recently issued Accounting Pronouncements

Effective January 1, 2018, the Company adopted ASU 2014-09, Revenue from Contracts with Customers (Topic 606), which provides accounting guidance on the recognition of revenues from contracts and requires gross presentation of certain costs that were previously offset against revenue. The Company has applied ASU 2014-09 retrospectively which requires that the cumulative effect of initial application be recognized as an adjustment to beginning retained earnings. The Company’s sales contain a single delivery element and revenue is recognized at a single point in time when ownership, risks and rewards transfer. There was no beginning balance effect on the financial statements for the period ended December 31, 2018 as the adoption of ASU 2014-09 did not result in a change of timing of the Company’s revenue recognition.

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842). Under ASU No. 2016-02, an entity will be required to recognize right-of-use assets and lease liabilities on its balance sheet and disclose key information about leasing arrangements. ASU No. 2016-02 offers specific accounting guidance for a lessee, a lessor and sale and leaseback transactions. Lessees and lessors are required to disclose qualitative and quantitative information about leasing arrangements to enable a user of the financial statements to assess the amount, timing and uncertainty of cash flows arising from leases. ASU No. 2016-02 is effective for annual reporting periods beginning after December 15, 2019, including interim periods within that reporting period, and requires a modified retrospective adoption, with early adoption permitted. The Company is currently in the process of evaluating the impact of adoption of this ASU on its financial statements.

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PARCUS MEDICAL, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2018 AND SEPTEMBER 30, 2019

3.       INVENTORIES

Inventories at December 31, 2018 and September 30, 2019 consist of the following:

	2018	2019

Raw materials	$315,464	$453,350
Work in progress	1,589,703	1,853,238
Finished goods	1,147,471	1,091,086
	$3,052,638	$3,397,674

4.       PROPERTY AND EQUIPMENT

Property and equipment at December 31, 2018 and September 30, 2019 consist of the following:

	2018	2019

Machinery and equipment	$1,696,475	$1,753,857
Furniture and fixtures	48,250	48,250
Leasehold improvements	30,914	58,266
Leased equipment	790,048	1,372,476
	2,565,687	3,232,849
Less accumulated depreciation	1,726,203	1,948,080
	$839,484	$1,284,769

As of December 31, 2018 and September 30, 2019, the Company had machinery and equipment under capital lease obligations totaling approximately $790,000 and $1,372,500, respectively, with related accumulated depreciation of approximately $222,400 and $259,400, respectively.

Depreciation expense, including depreciation on capital lease assets, amounted to approximately $154,000 and $154,000 for the year ended December 31, 2018 and the period ended September 30, 2019, respectively.

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PARCUS MEDICAL, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2018 AND SEPTEMBER 30, 2019

5.      TRADEMARKS, PATENTS AND LICENCES

Trademarks, patents and licenses at December 31, 2018 and September 30, 2019 consist of the following:

	2018	2019

Licences	$500,000	$-
Patents	275,545	316,263
Trademarks	24,577	24,577
	800,122	340,840
Less accumulated amortization	194,212	136,645
	$605,910	$204,195

Amortization expense amounted to approximately $43,000 and $32,000 for the year ended December 31, 2018 and the period ended September 30, 2019, respectively. Annual amortization expense over the next five years is expected to be approximately $34,000.

6.       LINE OF CREDIT

The Company has a $1,150,000 unsecured line of credit agreement with a bank, guaranteed by one of the Company’s members. At December 31, 2018 and September 30, 2019 the balance outstanding on the line of credit was approximately $565,000 and $965,000, respectively. Interest on borrowings is payable monthly at prime plus 1% (6.50% and 6.00% at December 31, 2018 and September 30, 2019, respectively). Principal and all accrued interest is due on June 12, 2020. The maturity of the line of credit is June 12, 2020. There is no automatic provision for renewal.

7.       TERM LOANS

The Company has unsecured term loans payable to a bank, guaranteed by one of the Company’s members. At December 31, 2018 and September 30, 2019, the balances outstanding on the notes were approximately $275,000 and $426,600, respectively. Principal and interest on borrowings is payable in monthly installments of $5,813 at an interest rate of 5.25% and 6.00% at December 31, 2018 and September 30, 2019, respectively. One of the notes matures in July 2020 while the other matures in April 2024. The future principal payments on the term notes are as follows:

Year Ending
December 31,
2020	$192,370
2021	48,892
2022	54,059
2023	59,773
2024	71,495
Total	426,589

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PARCUS MEDICAL, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2018 AND SEPTEMBER 30, 2019

7.       TERM LOANS – CONTINUED

The term loans require the Company to maintain certain financial covenants. At December 31, 2018 and September 30, 2019, the Company was not in compliance with the financial covenants, and received a covenant waiver from the bank.

8.       CAPITAL LEASES

The Company leases equipment under capital lease obligations which mature through 2024. The balances ate December 31, 2018 and September 30, 2019 are as follows:

	2018	2019

7.47% capital lease obligation, due in monthly installments of $3,811 through September 2020	$77,752	$46,898

4.85% capital lease obligation, due in monthly installments of $1,448 through September 2020	30,271	18,405

3.87% capital lease obligation, due in monthly installments of $1,414 through September 2020	29,610	17,711

4.96% capital lease obligation, due in monthly installments of $2,339 through April 2020	42,581	22,782

4.93% capital lease obligation, due in monthly installments of $1,828 through September 2020	43,331	28,239

4.29% capital lease obligation, due in monthly installments of $630 through June 2021	17,823	12,692

5.65% capital lease obligation, due in monthly installments of $2,827 through October 2023	148,050	126,317

4.90% capital lease obligation, due in monthly installments of $10,968 through April 2024	-	539,760
	389,418	812,804
Less current portion	152,492	272,643
	$236,926	$540,161

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PARCUS MEDICAL, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2018 AND SEPTEMBER 30, 2019

8.       CAPITAL LEASES – CONTINUED

Scheduled future minimum payments under capital lease obligations are as follows:

Year Ending
December 31,
2020	$291,997
2021	156,824
2022	158,830
2023	171,327
2024	76,092
Total minimum lease payments	855,070
Less amount representing interest	42,266
$812,804

Interest expense for the year ended December 31, 2018 and period ended September 30, 2019 was approximately $17,350 and $37,800 for capital leases.

9.       GUARANTEED PAYMENTS

Member managers performed services for the Company in prior years without compensation. There is $942,500 due to member managers for these services as of December 31, 2018 and September 30, 2019 which is expected to be paid during 2019.

10.       COMMITMENTS AND CONTINGENCIES

The Company currently leases real property for operations under non-cancellable operating leases expiring at various dates through 2024. Total rental expense for the year ended December 31, 2018 and the period ended September 30, 2019 was approximately $327,000 and $261,000, respectively. This is composed of common area maintenance fees of approximately $97,000 and $84,000 and rental expenses of approximately $230,000 and $236,000 for the year ended December 31, 2018 and the period ended September 30, 2019, respectively.

Scheduled future minimum payments under non-cancellable operating leases of real property are as follows:

Year Ending
December 31,
2019	$59,612
2020	243,462
2021	250,866
2022	258,480
2023	157,800
Thereafter	134,740
$1,104,960

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PARCUS MEDICAL, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2018 AND SEPTEMBER 30, 2019

10.       COMMITMENTS AND CONTINGENCIES – CONTINUED

From time to time, the Company is a party as Plaintiff or Defendant to various legal proceedings related to normal business operations. In the opinion of management, although the outcome of any legal proceedings cannot be predicted with certainty, the ultimate liability of the Company in connection with its legal proceedings will not have a material effect on its financial position, but could be material to the results of operations in any one future accounting period.

11.       CONCENTRATIONS

During the year ended December 31, 2018 and period ended September 30, 2019 the Company sales to one customer approximated 17% and 14%, respectively of total revenue. Accounts receivable from this customer amounted to approximately $83,400 and $112,400 for the year ended December 31, 2018 and period ended September 30, 2019, respectively.

The Company purchased inventory from two supplier totaling approximately $1,288,600, or 64% of purchases for the year ended December 31, 2018. Accounts payable to these suppliers totaled approximately $297,300, or 36% of accounts payable at December 31, 2018. For the period ended September 30, 2019, the Company had purchases from three vendors totaling approximately $1,515,200 or 99% of the total purchases for the period ended September 30, 2019. Accounts payable to these suppliers totaled approximately $445,000, or 40% of accounts payable at September 30, 2019.

12.       REVENUES FROM CONTRACTS WITH CUSTOMERS

Revenue from contracts with customers is recognized when, or as, the Company satisfies performance obligations by transferring the promised goods or services to the customers. A good or service is transferred to a customer when, or as, the customer obtains control of that good or service. A performance obligation may be satisfied over time or at a point in time. Revenue from a performance obligation satisfied over time is recognized by measuring progress in satisfying the performance

13.       REVENUES FROM CONTRACTS WITH CUSTOMERS

obligation in a manner that depicts the transfer of the goods or services to the customer. Revenue from a performance obligation satisfied at a point in time is recognized at the point in time when it is determined the customer obtains control over the promised goods or services. The amount of revenue recognized reflects the consideration the Company expects to be entitled to in exchange for those promised goods or services (i.e., the “transaction price”). In determining the transaction price, the Company considers multiple factors, including the effects of variable consideration. Variable consideration is included in the transaction price only to the extent it is probable that a significant reversal in the amount of cumulative revenue recognized will not occur when the uncertainties with respect to the amount are resolved. In determining when to include variable consideration in the transaction price, the Company considers the range of possible outcomes, the predictive value of past experiences, the time period of when uncertainties expect to be resolved, and the amount of consideration that is susceptible to factors outside of the Company’s influence, such as market volatility or the judgment and actions of third parties.

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PARCUS MEDICAL, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2018 AND SEPTEMBER 30, 2019

13.       REVENUES FROM CONTRACTS WITH CUSTOMERS – CONTINUED

Various economic factors affect revenues and cash flows. The surgical products are sold to retail resellers or large medical surgery institutions. Domestic sales are usually collected within 2 months but international sales may take up to 4 months to collect.

The Company recognizes revenue at a point in time when control passes to the customer. For the year ended December 31, 2018, international sales were approximately $5,408,200 while domestic sales were approximately $5,412,200. For the period ended September 30, 2019, international sales were approximately $4,704,800 while domestic sales were approximately $4,897,000.

The Company sometimes receives advances or deposits from customers, particularly on international contracts, before revenue is recognized, resulting in contract liabilities. These deposits are liquidated when revenue is recognized. At December 31, 2018 and September 30, 2019, the Company had no contract liabilities.

The Company’s performance obligations relates to contracts all due within one year or less. As a result, they have elected not to separately disclose amounts of unsatisfied performance obligations as of December 31, 2018 and September 30, 2019.

14.       SUBSEQUENT EVENTS

Management has evaluated subsequent events through December 11, 2019, the date on which the financial statements were available to be issued.

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